UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 13, 1999




                          REPUBLIC NEW YORK CORPORATION
             (Exact name of registrant as specified in its charter)




          Maryland                     1-7436              13-2764867
(State or other  jurisdiction        (Commission         (IRS Employer
      of incorporation)              File Number)       Identification No.)



452 Fifth Avenue, New York, New York                            10018
(Address of principal executive offices)                     (ZipCode)



       Registrant's telephone number, including area code: (212) 525-6100

ITEM 5.  OTHER EVENTS

         This amended Current Report on Form 8-K is being filed in connection with Republic New York Corporation's Current Report on Form 8-K, dated May 10, 1999, which reported that Republic New York Corporation ("RNYC") and Safra Republic Holdings S.A. ("SRH") had entered into a definitive agreement providing for (1) the merger of RNYC with a wholly owned subsidiary of HSBC Holdings plc ("HSBC") in which each outstanding RNYC common share would be converted into the right to receive $72.00 in cash and (2) a tender offer for the outstanding ordinary shares of SRH (other than those owned by RNYC) at $72.00 per share.

         In connection with the merger, RNYC has issued an option to HSBC, which would allow HSBC to purchase up to 19.9% of the outstanding shares of RNYC at $72.00 per share in limited circumstances. Also in connection with the merger, Edmond J. Safra, RNYC Holdings Limited, Congregation Beit Yaakov and Saban S.A. entered into a Stockholder Agreement to vote in favor of the merger.

         This amended Current Report on Form 8-K includes the (i) Transaction Agreement and Plan of Merger by and among HSBC Holdings plc, Republic New York Corporation and Safra Republic Holdings S.A. dated as of May 10, 1999; (ii) Stock Option Agreement, dated May 10, 1999 between Republic New York Corporation and HSBC Holdings plc; and (iii) Stockholder Agreement, dated as of May 10, 1999 by and among RNYC Holdings Limited, Congregation Beit Yaakov, Saban S.A. and Edmond J. Safra.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS

EXHIBIT NO.                      EXHIBIT DESCRIPTION
-----------                      -------------------

   2 Transaction Agreement and Plan of Merger by and among HSBC Holdings plc, Republic New York Corporation and Safra Republic Holdings S.A. dated as of May 10, 1999.

   4 Stock Option Agreement, dated May 10, 1999 between Republic New York Corporation and HSBC Holdings plc.

   9 Stockholders Agreement, dated as of May 10, 1999 by and among RNYC Holdings Limited, Congregation Beit Yaakov, Saban S.A. and Edmond J. Safra.

                                    SIGNATURE


         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            REPUBLIC NEW YORK CORPORATION


                                            By:  /s/ WILLIAM F. ROSENBLUM, JR.
                                                ------------------------------
                                                 William F. Rosenblum, Jr.
                                                  Senior Vice President


Date:  May 13, 1999

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.                     EXHIBIT DESCRIPTION
-----------                     -------------------
    2                           Transaction  Agreement  and  Plan of
                                Merger  by and among  HSBC  Holdings
                                plc,  Republic New York  Corporation
                                and  Safra  Republic  Holdings  S.A.
                                dated as of May 10, 1999.

    4 Stock Option Agreement, dated May 10, 1999 between Republic New York Corporation and HSBC Holdings plc.

    9 Stockholders Agreement, dated as of May 10, 1999 by and among RNYC Holdings Limited, Congregation Beit Yaakov, Saban S.A. and Edmond J. Safra.